POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Louis G. Lenzi, Richard L. Weill and Pauline M. Cullen as his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his/her and in his/her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate forms for MBIA Inc. and any or all amendments or post-effective amendments thereto for offering of up to $250,000,000 of securities of MBIA Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Brown, Jr.                                   September 5, 1996
---------------------------
    Joseph W. Brown, Jr.

/s/ David C. Clapp                                         September 5, 1996
---------------------------
    David C. Clapp

/s/ Claire L. Gaudiani                                     September 5, 1996
---------------------------
    Claire L. Gaudiani

/s/ William H. Gray, III                                   September 5, 1996
---------------------------
    William H. Gray, III

/s/ Freda S. Johnson                                       September 5, 1996
---------------------------
    Freda S. Johnson

/s/ Daniel P. Kearney                                      September 5, 1996
---------------------------
    Daniel P. Kearney

/s/ James A. Lebenthal                                     September 5, 1996
---------------------------
    James A. Lebenthal

/s/ Robert B. Nicholas                                     September 5, 1996
---------------------------
    Robert B. Nicholas

/s/ Pierre-Henri Richard                                   September 5, 1996
---------------------------
    Pierre-Henri Richard

/s/ John A. Rolls                                          September 5, 1996
---------------------------
    John A. Rolls